STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
Assets:
Interest in Master Trust, at fair value	$ 1,404.5	$ 1,266.1
Interest in Master Trust, at contract value	72.1	78.1
Notes receivable from participants	20.2	19.4
Net assets available for benefits	$ 1,496.8	$ 1,363.6